EXHIBIT 10.1


                     COMPROMISE AND SETTLEMENT AGREEMENT


      This Compromise and Settlement Agreement (the "Settlement Agreement") is entered into this 26th day of May, 2005, by and between Integrated Performance Systems, Inc., a New York corporation (the "Company"), and La Jolla Cove Investors, Inc., a California corporation ("La Jolla"). Each of the Company and La Jolla are sometimes referred to herein as a "Party", or collectively as the "Parties".

                                   RECITALS

      WHEREAS, the Company and La Jolla entered into (i) that certain Securities Purchase Agreement, dated on or about October 24, 2003 (the "Purchase Agreement"), and (ii) that certain Registration Rights Agreement, dated on or about October 24, 2003 (the "Rights Agreement," and together with the Purchase Agreement, the "Agreements");

      WHEREAS, the Company, upon the terms and conditions of the Purchase Agreement, issued and sold to La Jolla (i) that certain 8% Convertible Debenture, dated on or about October 24, 2003 (the "Debenture"), and (ii) that certain Warrant to Purchase Common Stock, dated on or about October 24, 2003 (the "Warrant");

      WHEREAS,  bona  fide  disputes   and  controversies  relating  to   the
 Agreements, the Debenture and the Warrant exist between the Parties;

      WHEREAS, the Company and La Jolla desire to (i) terminate the Agreements, (ii) provide for the conversion, satisfaction and accord of the Debenture, and (iii) cancel the Warrant; and

      WHEREAS, La Jolla desires to release and forever discharge any and all claims or causes of action that it may have against the Company and other parties, as provided herein; and

      WHEREAS, the Company desires to release and forever discharge any and all claims or causes of action that it may have against La Jolla and other parties, as provided herein.

                                  AGREEMENT

      NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby expressly acknowledged, the Parties hereby agree as follows:

      1. Settlement. Subject to the terms and conditions of this Agreement, in full and final settlement of the Claims (defined below), if any, that either Party and its Related Persons (defined below) had, has or hereafter can, shall or may have against the other Party and its Related Persons, (i) the Parties have entered into the mutual release set forth in
 Section 2 below and (ii) the Company has herewith paid and granted to La Jolla and La Jolla has accepted the following from the Company: (A) US$200,000.00 (the "Cash"), (B) 2,400,000 unregistered shares of common stock of the Company, par value $0.01 (the "Shares") which are being issued to La Jolla in full conversion and satisfaction of the Debenture and (C) the Registration Rights (defined below, and collectively with the Cash and the Shares, the "Settlement Payment"). Simultaneously with the execution of this Settlement Agreement, La Jolla will (i) deliver to the Company its election to convert the Debenture into the Shares and (ii) surrender the original Warrant and Debenture to the Company for cancellation.

      2. Mutual Release. La Jolla, on behalf of itself and each of its Related Persons, hereby unconditionally, irrevocably and completely, fully and forever, releases and discharges the Company and its Related Persons from any and all claims, rights, demands, contracts, obligations, liabilities, suits, actions, and causes of action, at law or at equity, known or unknown, liquidated or unliquidated, asserted or unasserted, direct or derivative, or of any other nature, related to, based on or arising from any fact existing at any time from the beginning of the world (collectively "Claims"), which La Jolla or any of its Related Persons may now or hereafter have against the Company or any of its Related Persons that are related to, based on or arise from the Agreements, the Debenture, the Warrant, any other securities of the Company, any disclosures made by the Company prior to the date hereof that are subject to the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended, or any other dealings with the Company prior to the date hereof. Without limiting the generality of the foregoing, La Jolla hereby waives, releases, discharges and terminates the Agreements, the Debenture and the Warrant.

      The Company, on behalf of itself and each of its Related Persons, hereby unconditionally, irrevocably and completely, fully and forever, releases and discharges La Jolla and its Related Persons from any and all Claims which the Company or any of its Related Persons may now or hereafter have against La Jolla or any of its Related Persons that are related to, based on or arise from the Agreements, the Debenture, the Warrant or any other dealings with La Jolla prior to the date hereof. Without limiting the generality of the foregoing, the Company hereby waives, releases, discharges and terminates the Agreements, the Debenture and the Warrant.

      Notwithstanding the foregoing, the two previous paragraphs shall not affect the rights of the Parties expressly provided in this Settlement Agreement.

      As used herein, "Related Persons" means a person's or entity's past, present or future successors, assigns, agents, attorneys, trustees, representatives, employees, officers, directors, affiliates or associates (as such terms are defined in Rule 405 promulgated pursuant to the Securities Act) and in the case of any natural person, shall also include his or her spouse, heirs, executors and administrators.

      3. Representations, Warranties and Covenants of La Jolla. La Jolla hereby represents, warrants and covenants to the Company as follows:

           3.1 Authority. La Jolla has all requisite power and authority to enter into this Settlement Agreement. This Settlement Agreement has been duly and validly authorized, executed and delivered by La Jolla and constitutes a legal, valid and binding obligation of La Jolla, enforceable against La Jolla in accordance with its terms. La Jolla owns all beneficial and record title and interest in and to the Agreements, the Debenture and the Warrant. La Jolla has made no sale, assignment, conveyance, pledge, grant of a security interest in, encumbrance or other transfer of (i) the Agreements, the Debenture or the Warrant or any of its rights or obligations thereunder or (ii) any Claims that relate to, are based on or arise from the Agreements, the Debenture or the Warrant.

           3.2 No Conflict. Neither the execution, delivery, or performance of this Settlement Agreement, nor the consummation of the transactions contemplated hereby, will result in any violation of the terms of, contravene or conflict with or constitute a default under La Jolla's articles of incorporation or bylaws (or similar organizational documents) or any instrument, judgment, order, writ, decree, agreement, statute, law, rule or regulation applicable to La Jolla, or to which it is a party or by which it or its property or assets are bound.

           3.3 Shares Acquired Entirely for Own Account. La Jolla is acquiring the Shares for investment purposes for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and La Jolla has no present intention of selling, granting any participation in, or otherwise distributing the same. La Jolla does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third party with respect to any of the Shares.

           3.4 Reliance upon La Jolla's Representations. La Jolla understands that the Shares are not registered under the Securities Act on the ground that the issuance of the Shares hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on La Jolla's representations set forth herein.

           3.5 Disclosure of Information. La Jolla has received all the information it considers necessary or appropriate for deciding whether to receive the Shares. La Jolla has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and the Company's condition (financial or otherwise), assets, liabilities, results of operations, cash flows, properties, or business as presently conducted or proposed to be conducted and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to La Jolla or to which La Jolla had access. Furthermore, La Jolla acknowledges that on or about November 24, 2004 the Company's wholly owned subsidiary, LSC Merger Corporation, a Texas corporation, merged with and into Best Circuit Boards, Inc., d/b/a Lone Star Circuits Inc., a Texas corporation ("LSC") in a change of control transaction (the "Merger") and that, in the Merger, the Company was treated as having been acquired by LSC. Consequently, La Jolla acknowledges that it has not relied on any information in its decision to acquire the Shares, with the exception of the information expressly set forth in (i) the Company's Form 8-K as filed with the Securities and Exchange Commission (the "SEC") on or about December 1, 2004, (ii) the Company's Form 8-K/A as filed with the SEC on or about February 7, 2005, and
 (iii) the Company's Form 10-QSB as filed with the SEC on or about April 27, 2005, but excluding the exhibits to any of the foregoing. La Jolla agrees and acknowledges that any other information relating to the Company or its condition (financial or otherwise), assets, liabilities, results of operations, cash flows, properties or business is not relevant or material and has not been taken into consideration or relied upon by La Jolla in connection with its decision to enter into this Settlement Agreement, to acquire the Shares or to otherwise consummate the transactions contemplated hereby.

           3.6 Investment Experience; Economic Risk. La Jolla understands that an investment in the Company involves substantial risks. La Jolla is experienced in evaluating and investing in private placement transactions of securities of companies similarly situated to the Company and acknowledges that La Jolla is able to fend for itself. La Jolla has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares. La Jolla can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

           3.7 Accredited Investor. La Jolla is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

           3.8   Residence.   The  state of La  Jolla's  principal  place  of
 business California.

           3.9 Restricted Securities. La Jolla understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, La Jolla represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. La Jolla acknowledges that the certificates representing the Shares will contain legends in substantially the form set forth below, such legends containing certain restrictions, including without limitation the requirement that the holder of the Shares provide to the Company an opinion of counsel in connection with certain transfers of the Shares.

           3.10 No Pending or Future Lawsuits. Neither La Jolla nor any of its Related Persons has any lawsuits, claims, or actions pending against the Company or any of its Related Persons. La Jolla does not intend to and covenants that it will not sue or bring any claims on its own behalf or on behalf of any of its Related Persons against the Company or its Related Persons, except for claims, if necessary, to enforce the terms of this Settlement Agreement or any other claims arising from events occurring subsequent to execution of this Settlement Agreement.

           3.11 No Other Securities. Except for the Agreement, the Debenture, the Warrant and this Settlement Agreement, and rights hereunder and thereunder, La Jolla has not owned and does not own any other securities of the Company or any options, warrants or other rights to purchase or acquire securities of the Company, and has not held and does not hold any rights, derivatives, positions or other similar rights or obligations relating to securities of the Company.

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to La Jolla as follows:

           4.1 Authority. The Company has all requisite power and authority to enter into this Settlement Agreement. This Settlement Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

           4.2 No Conflict. Neither the execution, delivery, or performance of this Settlement Agreement, nor the consummation of the transactions contemplated hereby, will result in any violation of the terms of, contravene or conflict with or constitute a default under the Company's certificate of incorporation or bylaws or any judgment, order, writ, decree, statute, law, rule or regulation applicable to the Company, or to which it is a party or by which it or its property or assets are bound, or under any instrument or agreement listed as an exhibit to the Company's Form 10-QSB as filed with the SEC on or about April 27, 2005.

      5.   Registration  Rights.   In  accordance  with  Section  1  of  this
 Settlement Agreement, the Company hereby grants to La Jolla the following registration rights (the "Registration Rights"):

           5.1 "Piggy Back" Registrations. If the Company proposes to register for resale under the Securities Act shares of the Company's common stock for the account of a stockholder (other than (i) a registration relating solely to employee benefit or similar plans or (ii) a registration that is part of a transaction subject to Rule 145 promulgated under the Securities Act), the Company shall, at such time, promptly give La Jolla written notice of such registration. Upon the written request of La Jolla given within twenty (20) calendar days of the date such notice is given, the Company shall, subject to this Settlement Agreement, include in the registration that the portion of the Shares that La Jolla has requested to be registered (the "Requested Shares"). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 5:

                (a) for Shares that (i) have been previously registered for resale under the Securities Act, whether pursuant to this Settlement Agreement or otherwise or (ii) have been sold or transferred pursuant to Rule 144;

                (b) as a part of any registration statement pertaining to a public offering of securities solely for the Company's account; or

                (c) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

           5.2 Underwritten Offering. If the registration involves an underwritten offering, the Company will so advise La Jolla. In such event, La Jolla shall, together with the Company, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting. If the total amount of securities, including shares requested by La Jolla or other stockholders, to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall not be required to register securities in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a "Cutback"). If such Cutback occurs, the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) first, to the Company for any securities it proposes to sell for its own account, and (ii) second, to La Jolla and the other holders requesting inclusion in the registration, pro rata among La Jolla and the respective holders thereof on the basis of the number of shares for which La Jolla and each such requesting holder has requested registration.

           5.3  Delay  of  Registration.  La Jolla  shall  have no  right  to obtain or seek an injunction restraining or otherwise delaying any registration of Company securities as a result of any controversy that might arise with respect to such registration.

           5.4  Obligations of La Jolla.

                (a) It shall be a condition precedent to the Company's obligations to take any action pursuant to this Section 5 with respect to the Requested Shares that La Jolla shall furnish to the Company such information regarding La Jolla, the Requested Shares, and the intended method of disposition of such securities as shall be reasonably required by the Company or the managing underwriters, if any, to effect the registration of such Requested Shares. Without limiting the generality of the foregoing, La Jolla agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement covering the Shares.

                (b) If, after a registration statement becomes effective, the Company advises La Jolla that the registration statement is required to be amended under applicable federal securities laws, La Jolla shall suspend any further sales of Shares until the Company advises La Jolla that the registration statements has been amended.

                (c) The Company may delay the disclosure in any registration statement covering the Shares of material non-public information concerning the Company (as well as prospectus or registration statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"). The Company shall promptly (i) notify La Jolla in writing of the existence of (but in no event shall the Company be required to disclose to La Jolla any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise La Jolla in writing to cease all sales under a registration statement covering the Shares. La Jolla agrees that, upon receipt of any notice from the Company of the existence of
 (i) material non-public information giving rise to an Allowed Delay or (ii) any stop order or other suspension of effectiveness of any registration statement covering the Shares, La Jolla will immediately discontinue disposition of Shares pursuant to the registration statement covering such Shares until La Jolla's receipt of copies of the supplemented or amended prospectus disclosing such material non-public information or the withdrawal of the stop order or other suspension, as the case may be.

           5.5  Transfer  or  Assignment   of  Registration   Rights.     The
 Registration Rights may be transferred or assigned, but only with all related obligations, by La Jolla to a transferee or assignee who acquires the Shares from La Jolla as restricted securities (as defined in Rule 144); provided, that (a) the Company is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (b) such transferee or assignee agrees in writing to be bound by and subject to all of the terms and conditions of this Settlement Agreement, and (c) such transfer or assignment shall be effective only if immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

           5.6 "Market Stand-Off" Agreement. La Jolla hereby agrees that, if requested by the managing underwriter, it will not, without the prior written consent of the Company, during the period commencing on the date of the final prospectus relating to any registration of the Shares, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the Shares or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Shares. The foregoing covenants shall not apply to the sale of any of the Shares by La Jolla to an underwriter pursuant to an underwriting agreement. La Jolla agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing underwriters at the time of any offering relating to the registration of the Shares, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above. Any discretionary waiver or termination of the restrictions of any or all such agreements by the Company shall apply to La Jolla pro rata based on the number of shares of stock or options to purchase shares of stock held by those subject to such agreements. The restrictions in this Section 5.6 shall not apply to transfers to affiliates of La Jolla or purchases made in the open market following the completion of any offering covered by this Section 5.6, or, to any secondary public offerings in which La Jolla is not selling shares of common stock for its own account.

           5.7 Expenses of Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to this Section 5, including without limitation all registration, filing and qualification fees, printer's fees, accounting fees and fees and disbursements of counsel for the Company and one counsel for all selling stockholders (including La Jolla) shall be borne by the Company.

      6. Voluntary and Knowing Execution. Each of the Parties acknowledges that (i) this Settlement Agreement is made and executed by and of its own free will, (ii) it knows all of the relevant facts and rights in connection therewith, (iii) it has not been improperly influenced or induced to make this compromise and settlement as a result of any act or action on the part of any Party or its Related Persons, and (iv) it has had the opportunity to consult with counsel prior to entering into this Settlement Agreement.

      7. Amendment. This Settlement Agreement represents the entire agreement between the Parties with respect to the subject matter hereof and may be amended, or any provision herein waived, only by a written document signed by all the Parties.

      8. Assignment; Beneficiaries. This Settlement Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs (if applicable), successors and permitted assigns. Except as provided in Section 5.5 of this Settlement Agreement, neither this Settlement Agreement nor any right hereunder may be assigned by any Party without the consent of the other Parties hereto. Except as provided herein with respect to Related Persons, no person other than the Parties hereto and their permitted assigns is intended to be a third party beneficiary hereunder or have any right hereunder or with respect hereto.

      9. Counterparts. This Settlement Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument. A facsimile, telecopy or other reproduction of this Settlement Agreement may be executed by one or more Parties hereto, and an executed copy of this Settlement Agreement may be delivered by one or more Parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties hereto agree to execute an original of this Settlement Agreement as well as any facsimile, telecopy or other reproduction hereof.

      10. Legends. The share certificates evidencing the Shares shall be endorsed with legends in substantially the following form:

      THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF, ASSENTS. A STATEMENT OF ALL OF THE RIGHTS,
      PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES AND/OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON THE HOLDERS THEREOF MAY BE OBTAINED BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL OFFICE OF THE CORPORATION.

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF, CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A 180-DAY LOCK-UP AGREEMENT, AS SET FORTH IN A COMPROMISE AND RELEASE AGREEMENT BETWEEN THE CORPORATION AND THE HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE CORPORATION'S PRINCIPAL EXECUTIVE OFFICES.

      11. Severability. If any provision of this Settlement Agreement becomes or is declared by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Settlement Agreement, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected thereby and such illegal, invalid, unenforceable or void provisions shall be reformed to achieve, to the extent possible, the intent of the Parties in a manner that is legal, valid and enforceable. The balance of this Settlement Agreement shall be enforceable in accordance with its terms.

      12. Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                If to the Company:

                Integrated Performance Systems, Inc.
                901 Hensley Lane
                Wylie, Texas  75098
                Attention: Chief Financial Officer
                Telephone: (214) 291-1452
                Facsimile: (214) 291-1474

                With a copy to:

                Haynes and Boone, LLP
                2505 N. Plano Road, Suite 4000
                Richardson, Texas  75082
                Attention: Bill Kleinman
                Telephone: (972) 680-7565
                Facsimile: (972) 692-9065

                If to La Jolla:

                La Jolla Cove Investors, Inc.
                7817 Herschel Avenue, Suite 200
                La Jolla, California  92037
                Attention: Alan L. Atlas, Corporate Counsel
                Telephone: (858) 551-8789
                Facsimile: (858) 551-8779

      13. Governing Law; Venue; Waiver of Jury Trial. This Settlement Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California without regard to conflict of laws rules. Any proceeding arising out of or relating to this Settlement Agreement or any transaction contemplated hereby (a "Proceeding") shall be brought in the state courts of the State of California, County of San Diego, and each Party irrevocably (i) submits to the exclusive jurisdiction of such courts in any such Proceeding, (ii) waives any objection it may now or hereafter have to venue or to convenience of forum, (iii) agrees that all claims in respect of any Proceeding shall be heard and determined only in such courts and (iv) agrees not to bring any Proceeding in any other court. The Parties hereby waive any right to trial by jury in any Proceeding and hereby agree and acknowledge that any Proceeding shall instead be tried in the courts named above by a judge sitting without a jury. Process in any Proceeding may be served on any party anywhere in the world.

                                 * * * * * *

      EXECUTED on the date first written above.


                               INTEGRATED PERFORMANCE SYSTEMS, INC.


                               By: /s/ Brad Jacoby
                                   -------------------------------------
                                   Brad Jacoby
                                   President and Chief Executive Officer


                               LA JOLLA COVE INVESTORS, INC.


                               By: /s/ Alan Atlas
                                   -------------------------------------
                                   Alan Atlas
                                   Corporate Counsel